NATURAL, HEALTHY & FUNCTIONAL.

Welcome to a New Age.


March 2018
NASDAQ: NBEV

Safe Harbor

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.


Our purpose is to make a difference
for consumers by providing
healthier beverage alternatives
NASDAQ: NBEV
3


Significant opportunity to disrupt a rapidly changing $870B category
Consumer behavior is changing
• Spending patterns shifting
• Better-for-you pervading food & beverage
• Rejecting traditional marketing, looking for authenticity
Retailer landscape is changing
• E-commerce developing
• Traditional grocery categories declining
• Margin pressure, consolidation & centralization
Coca-Cola
Legacy category leaders are struggling
• Defending portfolios
• "New" products…not so new, lost connection with millennials
• Historical scale less of a benefit


Carbonated Soft Drinks have the
least innovation out of every CPG category
Innovation/New Products 2011-2015
41%
41%
37%
37%
36%
31%
31%
30%
30%
28%
26%
Sauces & Seasonings
Baby Food
Snacks
Juice Drinks
Sugar Confectionery
Chocolate Confectionery
Dairy
Bakery
Soup
Breakfast Cereals
Carbonated Soft Drinks
NASDAQ: NBEV

New…is not that new



Diet Coke
because I can.


Our Goal
Our goal is to be the world's best (largest) healthy, functional beverage company by staying true to our purpose.


Where have we come from?
2003
New Age Beverages
(Colorado Distributor)
Established
2005
Pizza Hut Founder Dan
Carney Acquires
Controlling interest,
Xing, Aspen Pure
created
2006-2008
XingTea establishes
national DSD network
Eby-Brown
Columbia
2009-2014
XingTea expands to 46
states, 10 countries;
New Age expands to
4,500 outlets
2016
American Brewing acquires
Búcha, sells brewery,
acquires Xing, integrates
into New Age in Colorado
NASDAQ: NBEV


Where have we come from?
Nasdaq
Q1 2017
New Age uplists onto NASDAQ
NEW AGE
Q3 2017
New Age Health Sciences established, Aspen Pure Probiotic launched
Q2 2017
Coco-Libre, Marley Premier Micronutrient Companies acquired
coco libre
MARLEY
Q4 2017
Marley Mate, Cold Brew, Coco-Libre Sparkling, and PediaAde launched
MARLEY MATE
MARLEY
• Acquired/integrated 5 companies
(@<1x sales vs. industry avg. of >2.4x)
• Penetrated national retail
(Added 81k new points of distribution in 6 months)
• Penetrated new channels
(E-commerce, foodservice, international and medical)
• Established organization foundation
(Organization, culture and execution capabilities)
NASDAQ: NBEV 9


Age
now
54th largest overall BevCo,
one of the largest healthy BevCo's,
and the fastest-growing
Business platform:
One of one, unique
amongst <$1Bil competitors
Financial platform:
Investible Asset with
Scale and Flexibility
Portfolio of Brands:
"One-stop-shop" of healthy
beverages in growth segments
Distribution:
Expanding worldwide,
Doubled in past six months
Organizational Capabilities:
People, processes, systems,
information, culture

What makes NBEV different?

Business Platform

- Supply Chain Infrastructure
- Key Account Relationships
- National DSD Network
- Owned DSD Network
- National Sales Force

- National Manufacturing
- Efficient Shipping Network
- R&D/Innovation
- Marketing expertise
- Robust ERP, other systems

What makes NBEV different?

Financial Flexibility

- **Scale** w/2018P Revenue @≈$100MM
- ≈$70MM total assets vs.≈$10MM total liabilities
- **Clean capital structure** with one class of shares, 0 warrants
- De Minimis total **debt @ $3.6MM**
- New **$15MM accordion credit** facility with PNC bank @ ≈3.5%
- **Access** to capital markets, 680K shares daily trading volume


coco libre
SPARKLING
LIGHT. CRISP. QUENCHING
peach pear
Stand
10:09
3
OF 12 HRS
FIT 100
CHALLENGE

≈


What makes NBEV different?
"One-stop-shop" portfolio of healthy beverages…
coco libre
coco libre
coco libre
MARLEY COLD BREW
MARLEY MELLOW MOOD
MARLEY ONE DROP
MARLEY MATE
• Natural, no HFCS, non-GMO
• 1st healthy energy drink
búcha
WATER is LIFE

...all competing in the growth segments of the industry

US Beverages Segment Revenue Growth '10-16[1]


40%
30%
20%
10%
0%
-10%
WATER + LIFE
ASPEN PURE
MARLEY
MATE
MARLEY
COLD BREW
MARLEY
ONE DROP
coco libre
búcha
-4%
-2%
3%
7%
8%
10%
12%
19%
22%
35%
Juices
CSD's
Sports Drinks
Bottled Water
RTD Tea
Energy
Functional Water
RTD Coffee
Coconut Water
Kombucha

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista

New Age Health Sciences

NEW AGE
HEALTH SCIENCES

13 PATENTS

Covering major areas of medicine:

- ***Hydration, Surgical Recovery***
- ***Neurological treatment***
- ***Cardiovascular health***
- ***Radiation protection***
- ***Diabetes treatment***
- ***Hearing health***

- One of the only BevCo's with **intellectual property**
- Patents ***plus*** cooperative studies ***plus*** human trials across the portfolio
- Monetizing portfolio by converting patents to products addressing fundamental **human need states**
- **Redefining** healthy beverages …for the **future**

NASDAQ: NBEV 15


New Age Health Sciences
NEW AGE
HEALTH SCIENCES
ASPEN PURE
PROBIOTIC WATER
PediaAde
'nHANCED
RECOVERY
'nSHIELD
RADIATION
Digestive Health
• World's 1st probiotic water
• 10 Billion probiotics per serving
• Expanding Q1 2018
Rehydration
• Superior Replenishment
• Organic coconut water base
• Expanding Q2 2018
Surgical Recovery
• Only 1st medical ERAS beverage
• Reduces nausea, gastric stress
• 1st Purchase Orders 3/18
Radiation Protection
• Only product worldwide with efficacy
• Three layered patents, studies, trials
• Launching 4/18 in Japan/Korea

What makes NBEV different?

Expanding global distribution...doubled in past 6 months

US	International

NASDAQ: NBEV 17

New Age Owned-Distribution Footprint

The 8th largest independent store distributor in U.S.	**6,000+** captive outlets	**135k** sq. ft. of warehouse capacity

- **>6K** OUTLETS
- **>$35MM** REVENUE
- **>60** BRANDS
- **>600** SKUS

Why owned distribution?

- Significant **cash generator**
- Test bed for **product innovations**
- **Early indicator system** for emerging new products/segments
- Provides **credibility** with other national distributors
- Unique **value-added benefits** for partner brands with events, E-commerce and other


Green Tea

What makes NBEV different?

Experienced leadership team/organizational capabilities

LEADERSHIP TEAM

Brent David Willis CHIEF EXECUTIVE OFFICER	**Mike Carwin** VP - SUPPLY CHAIN
Chuck Ence CHIEF FINANCE/ADMIN OFFICER	**Josh Hillegass** PRESIDENT – DSD DIVISION
Craig Thibodeau PRESIDENT – INT'L DIVISION	**Terry Sperstad** SVP KEY ACCOUNT SALES
Michael Cunningham SVP SALES	**Dan Epstein** SVP Integration/Planning

...Experienced Board guiding the company

BOARD OF DIRECTORS

Neil Fallon EXECUTIVE CHAIRMAN	**Tim Haas** INDEPENDENT DIRECTOR
Brent Willis CHIEF EXECUTIVE OFFICER	**Dr. Reginald Kapteyn** INDEPENDENT DIRECTOR
Ed Brennan INDEPENDENT DIRECTOR	**Greg Fea** INDEPENDENT DIRECTOR


Roadmap to Our Destination
Build Brands and New Products in Growth Segments
Drive Key Account Distribution and In-Store Activation
Penetrate New Channels, Markets and Segments
Expand Gross and EBITDA Margins
Build Metric-Driven, Performance Oriented, Culture of Ownership and Accountability

Case Study in Re-Architecting Brands
MARLEY WAS…


ONE DROP
ONE DROP
ONE DROP
ONE DROP

Indulgent / Multiple brands / "Cartoony" / Un-leverageable / Structurally limited


MARLEY IS...
MARLEY
MARLEY
COLD BREW
ORGANIC
MARLEY
MATE
LIVE. LOVE. MARLEY.


búcha
live kombucha
TRENDY
URBAN
TRIBAL
kom búcha with me
REAL
KOMBUCHA
NO REFRIGERATION
REQUIRED
USDA
ORGANIC
NON-GMO
VEGAN

ROADMAP TO OUR DESTINATION



Build Brands & New Products in Growth Segments

Organic/Natural/Probiotic *Low/No Sugar/Clean* *Cause Driven*

Artisanal/Craft *Functional/Medical* *Plant-Based/Meal Replacement*


xing
xing
xing
xing
xing

NASDAQ: NBEV 26



ROADMAP TO OUR DESTINATION

Drive Key Account Distribution and In-Store Activation



ROADMAP TO OUR DESTINATION

Penetrate New Channels, Markets and Segments

International · *Foodservice* · *E-Commerce* · *Office*

Military · *Fitness* · *Hospitals* · *Vending*



BARNES & NOBLE
NEWAGE
COOLER ASSET PROGRAM
SPECS



ROADMAP TO OUR DESTINATION

Expand Gross and EBITDA Margins

- Value engineer products (sourcing, ingredients, sweetener)
- Reduce/lightweight inner/outer packaging
- Change Product, channel, market mix
- Provides credibility with other national distributors
- Unique value-added benefits for partner brands with events, E-commerce and other


búcha
live kombucha
Financial Overview
NASDAQ: NBEV 30


Key Stats1
TRADING DATA @ 3/31/18
Stock Price (NASDAQ)
$3.49
1.80/7.20
52 WEEK LOW/HIGH
678,892
AVG. DAILY VOL. (3 MO.)
35.2M
SHARES OUTSTANDING
0
WARRANTS OUTSTANDING
32%
FILING INSTITUTIONAL HOLDINGS
VALUATION MEASURES @ 3/12/18
Enterprise Value
$120.0MM
120.8MM
MARKET CAP
1.3x
EV/TTM REVENUE
24x
EV/TTM EBITDA
24.9
PE RATIO (TTM)
COMPARABLES
Price/Sales
1.3x vs. 4.3x avg.
KO 5.5x
PEP 2.5x
FIZZ 5.1x
MNST 9.8x
CELH 6.5x
REED 0.9x
WTER 1.2x
LTEA 9.4x
BRFH 1.0x
1) Source: Capital IQ.
NASDAQ: NBEV 31


Strong Financial Momentum
Gross Revenue
$25
≈$76
$90-110
2016
2017E
2018P
EBITDA
$0.3
>$4.0
$5-10
2016
2017E
2018P
Gross Margin
24.9%
31.7%
35-40%
2016
2017E
2018P
1) Run Rate Revenue Estimate 2017
2) 2018 Outlook
3) Adjusted EBITA including one time expenses
NASDAQ: NBEV 32

Strong Balance Sheet

- New $15MM accordion line of credit with PNC Bank
- $18MM in current assets over $4.1MM in liabilities
- $3.6M in total debt
- 4.8 ratio of total assets over liabilities
- $5.8M NOL carryforward

Select Balance Sheet Items

Dollars in millions

	Mar 31, 2018P	Dec 31, 2016
Cash	>$3.0	$0.5
Accounts receivable, net	6.9	4.7
Inventories	9.2	4.4
Total current assets	$18.3	$10.0
Property & equipment	2.7	7.3
Total assets	$69.0	$26.7
Accounts payable	4.1	6.9
Total debt	3.6	15.0
Total liabilities	$7.7	$21.8
Total stockholders' equity	$60.0	$4.9


2018 Outlook
Gross Revenue $90M-$110M
Gross Margin 35%-40%
Operating Expense 20%-25% of Net Sales
Marketing 5%-8% of Net Sales
EBITDA $5-$10M

Key Takeaways

- **Purpose Driven** firm, focused, and executing
- **Fastest-growing** beverage company globally
- **Platform** to significantly expand
  - ***Business Structure:*** *Scale, infrastructure, profitability*
  - ***Financial Flexibility:*** *Clean asset with access*
  - ***Portfolio of Brands:*** *One-stop-shop*
  - ***Distribution:*** *Expanding globally*
  - ***Organizational Capabilities/Team:*** *Strengthening culture, execution*


bucha

NATURAL, HEALTHY & FUNCTIONAL.

Welcome to a New Age.

New Age Beverage Company
1700 East 68th Ave.
Denver, CO 80229
www.NewAgeBev.com

Company Contact
Chuck Ence
Chief Financial Officer
Tel 303-289-8655
investors@NewAgeBev.com

Investor Relations
Cody Slach, Liolios
Tel 949-574-3860
NBEV@Liolios.com


NEWAGE
NATURAL, HEALTHY & FUNCTIONAL.
Discover a New Age.


Appendix
coco libre
33.8 FL OZ / 1L
NASDAQ: NBEV

New Age Health Sciences Patent Portfolio

#	Patent Number	Patent	Subject/Outcome
1	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

Getting to $100M



Gross Revenue Bridge
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$51
$21
$7
$5
$6
$10
$100
2016 Gross Revenue
Platform Additions, Growth
Marley Mate & Cold Brew
Coco-Libre Sparkling
Health Sciences Portfolio
Other Confidential
Total Gross Revenue

Getting to 40% gross margin



Gross Margin Bridge
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
28.4%
4.1%
2.6%
2.3%
1.7%
40.0%
Q2 2017 Gross Margin
Mix Improvement
Value Engineering
Mfg Alignment
Scale/Purchasing Leverage
Target Gross Margin